Filed pursuant to Rule 497(a)(1)
File No. 333-150033
Rule 482 ad

PennantPark Investment Corporation Announces Public Offering

NEW YORK, NY - September 22, 2009 - PennantPark Investment Corporation (the “Company”) (NASDAQ: PNNT) announced that it plans to make a public offering of 8,000,000 shares of its common stock. The Company has also granted the underwriters an option to purchase up to an additional 1,200,000 shares of common stock to cover over-allotments, if any. The offering price of the shares will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. The offering of the shares will be made under the Company’s shelf registration statement, which was filed with, and has been declared effective by, the Securities and Exchange Commission.

The Company expects to use the net proceeds for general corporate purposes, including to repay outstanding indebtedness and to fund investments in accordance with its investment objectives.

SunTrust Robinson Humphrey and BMO Capital Markets are acting as joint bookrunners for the offering and Robert W. Baird & Co., FBR Capital Markets, Keefe Bruyette & Woods, Stifel Nicolaus, ING Wholesale and Natixis Bleichroeder Inc. are acting as co-managers.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated September 22, 2009 and the accompanying prospectus dated September 22, 2009, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners. The principal business address of SunTrust Robinson Humphrey, Inc. is 3333 Peachtree Road NE, Atlanta, GA 30326, Attn: Prospectus Department, Phone: 404-926-5744, Email: prospectus@rhco.com. The principal business address of BMO Capital Markets Corp. is 3 Times Square, New York, NY 10036, Attn: Lori Begley, Phone: 212-885-4039, Email: lori.begley@bmo.com .

About the Company

The Company is a business development company which principally invests in U.S. middle-market private companies in the form of mezzanine debt, senior secured loans and equity investments. From time to time, the Company may also invest in public companies whose securities are thinly traded. The Company is managed by PennantPark Investment Advisers, LLC.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

For More Information Contact:

Aviv Efrat

PennantPark Investment Corporation

(212) 905-1000

Or visit us on the web at: www.pennantpark.com